Brian P. Leitch, Esq.
Daniel M. Lewis, Esq.
Michael J. Canning, Esq.
ARNOLD & PORTER LLP
370 Seventeenth Street
Suite 4500
Denver, Colorado 80202
(303) 863-1000
     -and-
555 Twelfth Street, NW
Washington, DC 20004
(202) 942-5000
     -and-
399 Park Avenue
New York, New York 10022
(212) 715-1000
Lawrence E. Rifken, Esq. (VSB No. 29037)
Douglas M. Foley, Esq. (VSB No. 34364)
David I. Swan, Esq.
McGUIREWOODS LLP
1750 Tysons Boulevard, Suite 1800
McLean, Virginia 22102-4215
(703) 712-5000

Counsel to the Debtors and Debtors-in-Possession

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

                                                           )
In re:                                                   )     Case No. 04-13819
                                                           )     Jointly Administered
US AIRWAYS, INC., et al.1,             )     Chapter 11
                                                           )     Hon. Stephen S. Mitchell
Debtors.                                            )
__________________________)

ORDER PURSUANT TO 11 U.S.C. SECTIONS 105(a), 362, 363, 364, 1110 AND FED. R. BANKR. P. 9019 AUTHORIZING THE DEBTORS TO ENTER INTO A GLOBAL SETTLEMENT, INCLUDING A MORTGAGE LOAN FACILITY, WITH
EMBRAER - EMPRESA BRASILEIRA DE AERONAUTICA SA

          Upon the motion (the "Motion")2 of US Airways, Inc. ("US Airways") and US Airways Group, Inc. ("Group"), debtors and debtors-in-possession in the above-captioned cases (collectively, the "Debtors"), for an order pursuant to sections 105(a), 362, 363, 364, and 1110 of title 11 of the United States Code, 11 U.S.C. Sections 101, et seq. (the "Bankruptcy Code") and Rule 9019 of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules"), authorizing the Debtors to enter into a global settlement, including a Mortgage Loan Facility, with Embraer - Empresa Brasileira de Aeronautica SA ("Embraer") in conformity with the Post-Petition Purchase Agreement Modification and Aircraft Financing Term Sheet, dated December 16, 2004 and attached to the Motion as Exhibit B (the "Term Sheet") pursuant to which the Debtors seek:

(a)      approval of the Global Settlement, pursuant to Bankruptcy Rule 9019;

(b)     the implementation of certain agreements relative to the Debtors' continued use of certain Embraer regional jet aircraft;

(c)     the authority to acquire the First Three ERJ-170s and to apply Deposits and PDPs on account of the purchase price thereof, together with authority for the Debtors to borrow the balance of the purchase price for such aircraft under the Mortgage Loan Facility (all principal, interest obligations and other obligations, liabilities and indebtedness described and/or referred to in the documents related to the Mortgage Loan Facility, collectively, the "Mortgage Loan Obligations") and grant liens in connection therewith on the First Three ERJ-170s, pursuant to section 364(c) of the Bankruptcy Code;

(d)     approval of certain amendments and modifications to the Purchase Agreement, Letter Agreement and Finance LOA; and

(e)     authority to apply certain Deposits and PDPs and GECC Aircraft PDPs in connection the above-described transactions, and as otherwise provided in the Term Sheet;

and it appearing that the relief requested therein is necessary to allow for the Debtors' continued use of certain Embraer aircraft, and to further the Debtors' continued rationalization of their fleet in connection with their reorganization efforts; and it further appearing that notice of the Motion is sufficient and complies with the requirements of Bankruptcy Rules 2002, 4001(c) and 4001(d); and for good cause shown; the Court finds that:

A.     On September 12, 2004 (the "Petition Date"), the Debtors commenced these chapter 11 cases (the "Cases") by filing voluntary petitions for relief under chapter 11 of the Bankruptcy Code in the Court.

B.     The Debtors have continued in the management and operation of their businesses as debtors in possession pursuant to sections 1107 and 1108 of the Bankruptcy Code. No trustee or examiner has been appointed in these Cases, and on September 21, 2004, the United States Trustee appointed an Official Committee of Unsecured Creditors (the "Creditors' Committee") for these Cases.

C.     It has jurisdiction over the matters raised in the Motion pursuant to 28 U.S.C. Sections 157 and 1334. This is a core proceeding pursuant to 28 U.S.C. Section 157(b)(2). The statutory predicates for relief sought herein are sections 105, 362, 363, 364, and 1110 of the Bankruptcy Code and Rule 9019 of the Federal Rules of Bankruptcy Procedure. Venue of the cases in this Court is proper pursuant to 28 U.S.C. Sections 1408 and 1409.

D.     The relief granted by this Order is an important component of the Debtor's Global Settlement with Embraer. The Global Settlement will provide, among other things, that in exchange certain concessions from the Debtors, Embraer and certain other of its affiliates will make certain modifications to the terms of certain agreements, aircraft financing and otherwise, in order to assist the Debtors' to meet the cost savings requirements of the Debtors' Transformation Plan. Further, such Global Settlement allows for the future acquisition of regional jet aircraft by the Debtors. The Global Settlement, therefore, is necessary to the Debtors' successful reorganization and in the best interests of the Debtors, their creditors and other parties-in-interest.

GLOBAL SETTLEMENT

E.     The Global Settlement and the transactions contemplated thereby, as described above and more fully in the Motion, will facilitate the implementation of the Debtors' Transformation Plan and successful reorganization.

F.     The transactions contemplated in substantial conformity with the terms and conditions of the Term Sheet specified in Exhibit B to the Motion are fair under the current circumstances to all parties and necessary to the success of the Debtors' reorganization.

G.     The Debtors have engaged in good faith, extensive and arm's-length negotiations with Embraer, and have demonstrated good, sufficient and sound business judgment in determining to enter into the Global Settlement and related transactions with Embraer pursuant to sections 105(a), 362, 363, 364, and 1110 of the Bankruptcy Code.

H.     The settlement of Embraer's claims are fair and reasonable, based on the Court's analysis of (i) the probability of the Debtors' success in potential litigation, (ii) the likely difficulty in collection, (iii) the complexity of the potential litigation with the attendant expense, inconvenience and delay, and (iv) the paramount interests of the estates and creditors of the Debtors.

I.     The airframes and engines, together with engines, appliances and related parts and equipment subject to the Global Settlement (such property including all technical records and documents relating thereto, the "Aircraft Equipment") constitutes "equipment" within the meaning of sections 1110(a)(3)(A)(i) and 1110(a)(3)(B) of the Bankruptcy Code and, together with the underlying agreements, is subject to the provisions of section 1110 of the Bankruptcy Code. Embraer is entitled to section 1110 of the Bankruptcy Code protections with respect to the Aircraft Equipment.

J.     The Court hereby determines that no further consents, other than as contemplated by the relevant term sheets attached to the Global Settlement, are required for the execution and delivery of such term sheets, the documents to be executed pursuant thereto and/or the performance of any of the transactions contemplated thereby.

K.     The relief requested in the Motion is in the best interests of the Debtors, their estates and their creditors.

L.     The terms and conditions of the Global Settlement and related Term Sheet, attached to the Motion as Exhibit B, are fair, reasonable and the best available under the circumstances, reflect the Debtors' exercise of prudent business judgment and are supported by reasonably equivalent and fair value.

ACQUISITION OF THE FIRST THREE ERJ-170s AND APPLICATION OF PDPs

M.     The Debtors have demonstrated both (i) good, sufficient, and sound business purpose and justification and (ii) compelling circumstances for the acquisition of the First Three ERJ-170s, and the application of the approximately $18.5 million remaining balance of the Deposits and PDPs (determined after reduction for the Embraer Loan PDP Reserve and the application of $4,216,647 on account of the agreed upon liquidated damages arising from the Debtors' failure to take delivery of the six ERJ-170s originally scheduled to be delivered during the Suspension Period), on account of the purchase price for such aircraft pursuant to section 363(b) of the Bankruptcy Code. Approval and consummation of such transactions, as provided in the Global Settlement, are in the best interests of the Debtors, their creditors, their estates, and other parties in interest and constitute a sound exercise of the Debtors' business judgment.

N.     The terms and conditions for the acquisition of the First Three ERJ-170s by the Debtors were negotiated by the Debtors and Embraer without collusion, in good faith, and from arm's-length bargaining positions. The purchase price for the First Three ERJ-170s will be determined in accordance with the pricing formula negotiated among the Debtors and Embraer in good faith and at arm's length prior to the commencement of the Cases in connection with the Purchase Agreement, and the purchase price for the First Three ERJ-170s, as so determined, is viewed by the Debtors and their financial advisors as fair and reasonable. In addition, neither the Debtors nor Embraer has engaged in any conduct that would cause or permit the Global Settlement to be avoided under section 363(n) of the Bankruptcy Code.

POSTPETITION MORTGAGE LOAN FACILITY

O     Pursuant to section 364(c) of the Bankruptcy Code, Embraer has agreed to establish a Mortgage Loan Facility to finance the balance of the purchase price for the First Three ERJ-170s, after application of the Deposits and PDPs, which Mortgage Loan Facility will be collateralized by the First Three ERJ-170s and subject to the Cross-Defaults.

P     The Debtors have attempted unsuccessfully to enter, in good faith, into similar arrangements on an unsecured or junior lien basis in connection with their efforts to acquire aircraft, and have been unsuccessful in such regard. The Debtors are able to secure such credit, on acceptable terms and conditions, only pursuant to sections 364(c) of the Bankruptcy Code and under the terms and conditions provided in the Global Settlement and this Order. Specifically, the Debtors were only able to secure the funding provided by the Mortgage Loan Facility by granting liens in the First Three ERJ-170s in connection with the purchase thereof, as described above.

Q.     The Mortgage Loan Facility is significant component of the Global Settlement, as it will provide the Debtors with the funding necessary to acquire the First Three CRJ-170s, and thereby continue the expansion of their regional jet fleet.

R.     Based on the record presented to the Court by the Debtors at the Hearing, the terms and conditions of the Mortgage Loan Facility are fair and reasonable and were negotiated by the parties in good faith and at an arm's length. Accordingly, Embraer should be accorded the benefits of section 364(e) of the Bankruptcy Code in respect of the Mortgage Loan Facility.

NOTICE

S.     Notice of the relief requested in the Motion was given to: (i) the United States Trustee for the Eastern District of Virginia (the "U.S. Trustee"); (ii) Otterbourg, Steindler, Houston & Rosen, P.C., lead counsel to the Creditors' Committee (the "Creditors' Committee"), Attn: Scott L. Hazan, Esq.; (iii) the Air Transportation Stabilization Board (the "ATSB"); and (iv) those parties as required by, and in accordance with, the Order Establishing Omnibus Hearing Dates and Authorizing Certain Electronic Notice, Case Management and Administrative Procedures (entered on September 15, 2004 at Docket No. 121) (the "Case Management Order"). Such notice constitutes good and sufficient notice of the Hearing in accordance with Bankruptcy Rules 2002(a), 4001(c) and 4001(d) and section 102(1) of the Bankruptcy Code, as required by sections 105(a), 362, 363, 364, and 1110. No other or further notice is necessary.

T.     The findings and conclusions set forth herein constitute the Court's finding of fact and conclusions of law pursuant to Bankruptcy Rule 7052, made applicable to this proceeding pursuant to Bankruptcy Rule 9014. To the extent any of the foregoing findings of fact constitute conclusions of law, they are adopted as such. To the extent any of the following conclusions of law constitute findings of fact, they are adopted as such.

     Upon the record herein after due deliberation thereon good and sufficient cause exists for the granting of the relief as set forth herein,

IT IS HEREBY ORDERED, ADJUDGED AND DECREED THAT:

1.      The Motion is GRANTED.

2.     The Global Settlement and the transactions contemplated therein, are approved, and the Debtors are authorized to enter into the Global Settlement with Embraer, including with respect to the Mortgage Loan Facility, and perform all obligations under the Global Settlement, and to execute and deliver (without the need for further Court order) such documents, agreements and instruments as shall be necessary and appropriate to reflect and constitute definitive documentation of the Global Settlement, consistent with the terms set forth on Exhibit B to the Motion.

3.     The acquisition of the First Three ERJ-170s by the Debtors, and the application of the Deposits and PDPs, as contemplated by the Term Sheet, is approved pursuant to section 363(b) of the Bankruptcy Code, and the Debtors are authorized to perform all of their obligations in connection therewith, including the consummation of such acquisitions, in accordance with the applicable terms and conditions of the Global Settlement, and to execute such other documents and take such other actions as are necessary or appropriate to effectuate such transactions.

4.      The Mortgage Loan Facility, as contemplated in the Global Settlement, is hereby approved, and the Debtors are authorized to deliver to Embraer all such agreements, financing statements, instruments and other documents, and to take all further actions as may be necessary or appropriate for the purpose of performing their obligations under the Mortgage Loan Facility and the documents related thereto.

5.     Embraer's rights and remedies under the Global Settlement, and the collateral securing the same, and the Debtors' obligations in respect of the same, including the Mortgage Loan Facility Obligations, shall be governed by section 1110 of the Bankruptcy Code, and the automatic stay imposed under section 362(a) of the Bankruptcy Code shall be deemed lifted and to allow Embraer to exercise its rights, claims, and remedies as and when provided for in section 1110 of the Bankruptcy Code.

6.     The failure specifically to include any particular provisions of the Term Sheet in this Order shall not diminish or impair the efficiency of such provisions, it being the intent of the Court that the Global Settlement be approved in its entirety.

7.     In connection with the Mortgage Loan Facility, Embraer is hereby granted pursuant to section 364(c) of the Bankruptcy Code valid and perfected first priority liens and security interests on the First Three ERJ-170s, as collateral to secure the Debtors' obligations under the Mortgage Loan Facility.

8.      Neither the Debtors' entry into the 1110 Agreement, nor their entry into the amendments to the each of the Purchase Agreement, Letter Agreement or Finance LOA, shall constitute an assumption under section 365(a) of the Bankruptcy Code or otherwise of the related Embraer Loans, or such agreements, respectively, and the Debtors fully reserve all of their rights in such regard.

9.      This Order shall be sufficient and conclusive evidence of the validity, perfection, and priority of the liens and security interests granted in connection with the Mortgage Loan Facility, and any and all security interests and liens granted under this Order are perfected immediately and without further act or deed, including the necessity of the execution by the Debtors, or the filings, recording or noticing, of financing statements, mortgages, deeds of trust, notices of lien, aircraft mortgages, security agreements, or other filing or recordings customarily made or which may otherwise be made or required under the law of any jurisdiction or the taking of any other action to validate or perfect the liens and security interests granted in connection with the Mortgage Loan Facility, or to entitle Embraer to the priority granted herein; provided that the Debtors may execute and Embraer may file or record financing statements, mortgages or other instruments to evidence and perfect the liens and security interests authorized hereby, and provided further that no such filing or recordation shall be necessary or required in order to evidence, create or perfect any such lien or security interest.

10.     The reversal or modification on appeal of the authorization under this Order and section 364 of the Bankruptcy Code shall not effect the validity of the debt, priority, or lien granted to Embraer under this Order, as provided by section 364(e) of the Bankruptcy Code.

11.     This Order and the Global Settlement shall be binding on any subsequent chapter 11 or chapter 7 trustee who may be appointed or elected in these cases or any succeeding chapter 7 case.

12.     Each officer or authorized signatory of the Debtors as may be so authorized by resolutions of the Board of Directors or shareholders of each of the Debtors, acting singly, is hereby authorized to execute and deliver each of the Global Settlement documents, such execution and delivery to be conclusive of their respective authority to act in the name of and on behalf of the Debtors.

13.     Embraer may file a xerographic copy of this Order as a mortgage, financing statement or similar perfection document with any recording officer designated to file financing statements or with any registry of deeds or similar office in any jurisdiction in which any of the Debtors have real or personal property.

14.     The Global Settlement, including in respect of the Mortgage Loan Facility, constitute and evidence the valid and binding obligations of each of the Debtors, which obligations shall be enforceable against each of the Debtors in accordance with the terms thereof and this Order.

15.     If any provision of this Order is hereafter modified, vacated or stayed by subsequent order of this or any other Court for any reason, such modification, vacation, or stay shall not affect (i) the validity of any Mortgage Loan Facility Obligation incurred pursuant to the Mortgage Loan Facility or this Order prior to the later of (a) the effective date of such modification, vacation, or stay, or (b) the entry of the order pursuant to which such modification, vacation or stay was established, or (ii) the validity, priority, or enforceability of any lien granted by the Debtors to Embraer or authorized herein. The validity, priority and enforceability of any credit extended or security interest or lien granted or perfected pursuant to the Mortgage Loan Facility or this Order is subject to the protection accorded under section 364(e) of the Bankruptcy Code.

16.     This Order shall constitute finding of fact and conclusions of law and shall take effect and be fully enforceable immediately upon execution hereof.

17.     The Global Settlement and any related agreements, documents or other instruments may be modified, amended or supplemented by the parties thereto in accordance with the terms thereof without further order of the Court, provided that any such modification, amendment or supplement has no material adverse effects on the Debtors' estates or is to reflect the terms and provisions of this Order, and provided, further, that such parties will provide the Creditors' Committee and the ATSB with at least five (5) days prior written notice of any such modification. The Debtors are authorized to execute all documents and instruments and to take all actions it deems appropriate to consummate the transactions contemplated in the Motion and the Global Settlement.

18.     This Court shall retain jurisdiction to hear and determine all matters arising from the implementation of this Order.

Dated: Alexandria, Virginia

     January __, 2005

                              ____________________________
                              Honorable Stephen S. Mitchell
                              United States Bankruptcy Judge

WE ASK FOR THIS:

Brian P. Leitch, Esq.
Daniel M. Lewis, Esq.
Michael J. Canning, Esq.
ARNOLD & PORTER LLP
370 Seventeenth Street, Suite 4500
Denver, Colorado 80202
(303) 863-1000

-and-

555 Twelfth Street, NW
Washington, DC 20004
(202) 942-5000

-and-

399 Park Avenue
New York, New York 10022
(212) 715-1000

-and-

/s/ Douglas M. Foley

Lawrence E. Rifken, Esq. (VSB No. 29037)
Douglas M. Foley, Esq. (VSB No. 34364)
David I. Swan, Esq.
McGUIREWOODS LLP
1750 Tysons Boulevard, Suite 1800
McLean, Virginia 22102-4215
(703) 712-5000

Counsel to the Debtors and
Debtors-in-Possession

 _____________________________________________________________

1The Debtors are the following entities: US Airways, Inc., US Airways Group, Inc., PSA Airlines, Inc., Piedmont Airlines, Inc. and Material Services Company, Inc.

2Capitalized terms used, but not otherwise defined, herein shall have the meanings given such